EXHIBIT 99.6

                               AMERICAN RIVER BANK

                   SALARY CONTINUATION AGREEMENT MODIFICATION
                   ------------------------------------------

American River Bank, a California chartered, FDIC-insured bank with its main office in Sacramento, California (the "Bank") and Mitchell A. Derenzo (the "Executive") agree to modify the parties' Salary Continuation Agreement dated June 2, 2006 ("Agreement") as set forth herein. Except as expressly provided herein, the parties' Agreement shall remain unchanged and in full force and effect. The Bank is a wholly-owned subsidiary of American River Bankshares, a California corporation and bank holding company registered under the Bank Holding Company Act of 1956, as amended, ("AMRB").

Modification No. 1:
-------------------

The word "premises" in ninth paragraph of the Agreement is replaced with the word "promises."

Modification No. 2:
-------------------

Article 1 of the Agreement shall read:

         1.1 "Change in Control" means, with respect to the Executive, the occurrence of a "Change in Control Event" described in Section 1.1.1 with respect to a corporation that is a "Service Recipient" as defined in Section
1.1.4. The term "Change in Control" as defined in this Section 1.1 is intended to comply with all relevant provisions of Proposed Treasury Regulation Section 1.409A-3(g)(5) relating to changes in the ownership or effective control of a corporation and changes in the ownership of a substantial portion of the assets of a corporation.

         1.1.1 A "Change in Control Event" occurs on the date any of the following events occur:

                  (a) Any one person, or more than one person acting as a group ("Person"), acquires ownership of stock of a corporation that, together with stock previously held by such Person, raises the total ownership from less than 50 percent of the total fair market value or total voting power of such corporation to more than 50 percent of such value or power.

                  (b) Any Person acquires, during the 12-month period ending on the date of the most recent acquisition, ownership of 35 percent or more of the total voting power of the stock of a corporation, without regard to the stock owned by the Person before the commencement of the 12-month period.

                  (c) A majority of the members of a corporation's board of directors is replaced in a 12-month period by directors who were not endorsed by a majority of the board prior to the election or appointment of each director.

                  (d) Any Person acquires, during the 12-month period ending on the date of the most recent acquisition, assets from a corporation with a gross fair market value equal to or more than 40 percent of the total gross fair market value of all the assets of such corporation prior to such acquisition or acquisitions. Gross fair market value shall be determined without regard to any liabilities associated with the assets. However, this subsection
                           (d) shall not apply to the transfer of assets: (i) to an entity that is controlled by the shareholders of such corporation immediately after the transfer; (ii) to a shareholder of such corporation with respect to

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

                           the shareholder's stock or in exchange for more stock; (iii) to an entity of which such corporation owns 50 percent or more of the total value or voting power immediately after the transaction; (iv) to a Person that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of such corporation immediately following the transaction; or (v) to an entity, at least 50 percent of the total value or voting power of which is owned immediately following the transaction, directly or indirectly, by a Person which owns directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of such corporation.

         1.1.2    If any Person controls a corporation under paragraph (a) or
(b) of Section 1.1.1, the acquisition of additional control by the same Person shall not cause a Change in Control.

         1.1.3 Persons will be considered to be acting as a group in accordance with the provisions of Proposed Treasury Regulation Section 1.409A-3(g)(5)(vii)(C). For example, Persons will not be considered to be acting as a group solely because they purchase or own stock of a corporation at the same time, or as a result of the same public offering. However, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with a Service Recipient. Furthermore, if a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in each corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the merged corporation.

         1.1.4    The term "Service Recipient" includes all of the following:
(i) the corporation for which the Executive performs services (relating to the compensation deferred under this Agreement) at the time of a Change in Control Event; (ii) any corporation liable to pay deferred compensation under this Agreement; (iii) any corporation which owns more than 50 percent of the total fair market value and total voting power of any corporation described in clause
(i) or (ii); and (iv) any corporation in a chain of corporations in which each corporation owns more than 50 percent of the total fair market value and total voting power of another corporation in the chain ending in a corporation described in clause (i) or (ii).

         1.2      "Code" means the Internal Revenue Code of 1986, as amended.

         1.3 "Disability" shall have the meaning given such term in any policy of disability insurance maintained by the Bank for the benefit of employees including the Executive; provided that the Executive must, by reason of any medically determinable physical or mental impairment that can be expected to result in death or to last for a continuous period of at least 12 months (i) be unable to engage in any substantial gainful activity or (ii) receive income replacement benefits for a period of at least three months under an accident and health plan covering other employees of the Bank.

         1.4 "Early Termination" means the Termination of Employment before Normal Retirement Age for reasons other than death, Disability, Termination for Cause, or following a Change in Control.

         1.5 "Early Termination Date" means the month, day, and year in which Early Termination occurs.

         1.6      "Effective Date" means August 22, 2003

         1.7 "Intentional" shall mean an act or failure to act on the Executive's part that is not in good faith and is without a reasonable belief that the action or failure to act is in the best interests of the Bank. No act or failure to act on the part of the Executive shall be deemed to have been intentional if it was due primarily to an error in judgment or negligence.

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

         1.8      "Normal Retirement Age" means the Executive's 65th birthday.

         1.9 "Normal Retirement Date" means the date on which the Termination of Employment occurs after the Executive attains the Normal Retirement Age.

         1.10 "Plan Year" means a twelve-month period commencing on January 1st, and ending on the last day of December of each year. The initial Plan Year shall commence on the Effective Date of this Agreement.

         1.11 "Termination for Cause" shall mean the occurrence of any one or more of the following:

                  (a) the willful, intentional and material breach of duty by the Executive in the course of his employment;

                  (b) the habitual and continued neglect by the Executive of his employment duties and obligations under this Agreement;

                  (c) the Executive's willful and intentional violation of any State of California or federal banking laws, or of the Bylaws, rules, policies or resolutions of the Bank or AMRB and their respective subsidiaries, or the rules or regulations of the Board of Governors of the Federal Reserve System, California Department of Financial Institutions, Federal Deposit Insurance Corporation, or other regulatory agency or governmental authority having jurisdiction over the Bank or AMRB;

                  (d) the determination by a state or federal banking agency or governmental authority having jurisdiction over the Bank or AMRB that the Executive is not suitable to act in the capacity for which he is employed by the Bank ;

                  (e) the Executive is convicted of any felony or a crime involving moral turpitude or commits a fraudulent or dishonest act;

                  (f) the Executive discloses without authority any secret or confidential information concerning the Bank, AMRB or their respective subsidiaries or takes any action which the Bank 's Board of Directors determines, in its sole discretion and subject to good faith, fair dealing and reasonableness, constitutes unfair competition with or induces any customer to breach any contract with the Bank, AMRB or their respective subsidiaries; or

                  (g) the Executive breaches the terms or provisions of this Agreement.

         1.12 "Termination of Employment" means that the Executive ceases to be employed by the Bank or any affiliate of the Bank for any reason whatsoever, other than by reason of a leave of absence approved by the Bank or such affiliate.

Modification No. 3:
-------------------

Section 2.2 of Article 2 of the Agreement shall read:

         2.2 Early Termination Benefit. Upon Early Termination, the Bank shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Agreement.

Modification No. 4:
-------------------

Schedule A of the Agreement shall be replaced with the following schedule:

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

                                   SCHEDULE A

                               AMERICAN RIVER BANK
                          SALARY CONTINUATION AGREEMENT
                             FOR MITCHELL A. DERENZO

-------------------------------------------------------------------------------------
                           Age At         Early                           Change in
            Plan Year       Plan       Termination       Disability       Control
  Plan        Ending        Year         Benefit           Annual         Benefit
  Year         12/31        End          Payable*         Benefit**       ss.2.4***
-------------------------------------------------------------------------------------
    1          2007           46          $ 2,500          $ 2,500         $32,485
-------------------------------------------------------------------------------------
    2          2008           47          $ 5,000          $ 5,000         $32,485
-------------------------------------------------------------------------------------
    3          2009           48          $ 7,500          $ 7,500         $32,485
-------------------------------------------------------------------------------------
    4          2010           49          $10,000          $10,000         $32,485
-------------------------------------------------------------------------------------
    5          2011           50          $12,500          $12,500         $32,485
-------------------------------------------------------------------------------------
    6          2012           51          $15,000          $15,000         $32,485
-------------------------------------------------------------------------------------
    7          2013           52          $17,500          $17,500         $32,485
-------------------------------------------------------------------------------------
    8          2014           53          $20,000          $20,000         $32,485
-------------------------------------------------------------------------------------
    9          2015           54          $22,500          $22,500         $32,485
-------------------------------------------------------------------------------------
   10          2016           55          $25,000          $25,000         $32,485
-------------------------------------------------------------------------------------
   11          2017           56          $27,500          $27,500         $32,485
-------------------------------------------------------------------------------------
   12          2018           57          $30,000          $30,000         $32,485
-------------------------------------------------------------------------------------
   13          2019           58          $32,500          $32,500         $32,500
-------------------------------------------------------------------------------------
   14          2020           59          $35,000          $35,000         $35,000
-------------------------------------------------------------------------------------
   15          2021           60          $37,500          $37,500         $37,500
-------------------------------------------------------------------------------------
   16          2022           61          $40,000          $40,000         $40,000
-------------------------------------------------------------------------------------
   17          2023           62          $42,500          $42,500         $42,500
-------------------------------------------------------------------------------------
   18          2024           63          $45,000          $45,000         $45,000
-------------------------------------------------------------------------------------
   19          2025           64          $47,500          $47,500         $47,500
-------------------------------------------------------------------------------------
   20          2026           65          $50,000          $50,000         $50,000
-------------------------------------------------------------------------------------

*    The total annual benefit for 15 years following Termination of Employment.
**   The total annual benefit for 15 years following Termination of Employment.
***  The total annual benefit for 15 years following Change in Control.



EXECUTIVE:                                  BANK:

                                            AMERICAN RIVER BANK

/s/ MITCHELL A. DERENZO                     By: /s/ CHARLES D. FITE
----------------------------------              --------------------------------
Mitchell A. Derenzo                             Charles D. Fite
                                                Chairman of the Board

Date:  January 3, 2007                      Date:  January 3, 2007
       ---------------------------                 -----------------------------


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